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                                     [LOGO]
                                      THE
                                     IRISH
                                INVESTMENT FUND



                              First Quarter Report
                     For the Period Ended January 31, 1997
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                             Chairman's Letter
                             -----------------

Dear Stockholder,

    The Irish equity market performed strongly during the quarter ended January 31, 1997, closing the period up 9.5% in Irish pound terms. After adjusting for the strength of the U.S. dollar against the Irish pound, the return converted into an increase of 6.9% in U.S. dollar terms. Over the same period, The Irish Investment Fund, Inc.'s (the "Fund") net asset value fell to $16.61 from $16.90. However, when allowance is made for the dividend of $0.58 per share which was paid to stockholders at the end of December, 1996, the total return on investment was 1.7%.

    ECONOMIC ENVIRONMENT

    The Central Bank of Ireland has estimated that the economy expanded by a very satisfactory 6.0% in 1996, following the average annual growth of 7.5% which was recorded over the previous two years. This three-year period of economic expansion easily represents the strongest period of Irish economic growth in modern times.

    As further evidence of this continued growth, the latest available data shows that retail sales volumes have increased by 6.0% in the eleven months to the end of November 1996, when compared with the same period in the previous year. New car sales totaled 115,102 in 1996, the highest absolute level since 1979 and a 32% increase over 1995. The key drivers of economic growth remain unchanged -- low and stable interest rates, continuing foreign direct investment, a high level of business and consumer confidence, and an expansionary fiscal policy. Higher employment levels and reductions in taxation announced by the Government in its recent budget should support continued strong domestic demand in 1997.

    While manufacturing output in the third quarter of 1996 was 2.8% ahead of the corresponding period in 1995, the pace of expansion in the technology sector slowed from its earlier, unsustainably-high levels. Despite this, however, the Irish Industrial Development Authority continues to attract multinational companies to Ireland, and a number of significant new investment projects have been announced recently by companies such as Compaq Computer Corp., Citibank, and International Business Machines Corp.

    Happily, Irish inflation remains subdued with consumer-price inflation in mid-November 1996 standing at an annual rate of 1.9%. The strength in house prices is, however, a concern with the third quarter 1996 prices 18.2% ahead of 1995 levels. During the fourth quarter, agreement was reached on a new national wage agreement called Partnership 2000 which allows for annual wage increases of between 3.0% and 3.5% over the next three years.

    Government finances are in excellent condition with 1996 tax receipts 10.5% higher than in 1995. This has resulted in the Government's borrowing requirement being reduced to 1.2% of gross national product, the lowest level since 1970.

    Although the introduction of a single European currency on January 1, 1999 is by no means certain, Ireland's case for membership in the European Monetary Union remains strong. Prospects for Ireland's participation in the process of European Monetary Union will be monitored carefully by financial markets during 1997.

    STOCK MARKET REVIEW

    As mentioned earlier, the Irish equity market performed strongly over the quarter ended January 31, 1997, registering a gain of 9.5%. A comparison with major international markets is shown below:

                                LOCAL CURRENCY              U.S. $
                                --------------              ------
U.S. Equities                        11.5%                   11.5%
U.K. Equities                         6.7%                    5.0%
Japanese Equities                   -10.4%                  -16.1%
Irish Equities                        9.5%                    6.9%

    In conjunction with the good underlying performance of the companies on the Irish stock market, the strength of international markets -- led by Wall Street -- pushed Irish stock prices to all-time highs in the early weeks of 1997. Financial stocks were amongst the strongest performers during the quarter, supported by a decline in Irish ten-year bond yields from 6.82% to 6.53%.

    Allied Irish Banks plc ("AIB") announced in January, 1997 that it has agreed to acquire Pennsylvania-based Dauphin Deposit Corporation for a consideration of $1.4 billion in cash and stock. The deal represents the largest ever by any Irish company. The transaction, when completed, will take AIB's U.S. asset base to over $16 billion. AIB is one of a handful of international banks that are playing a part successfully in the consolidation of the U.S. banking industry and the market responded positively to this transaction.

    Fyffes announced full-year results showing a 15% increase in pre-tax profits and a 16% increase in earnings-per-share. Results were impacted positively by the company's joint-venture acquisition of the banana operations of Geest plc. Jury's Hotel Group announced interim results for the six months ended October 31, 1996 showing an earnings-per-share increase of 21% over the corresponding period in 1995. The company is benefiting from the buoyant Irish economy and continued strong growth in the number of overseas visitors to Ireland.

    OUTLOOK

    The Irish economy began 1997 with considerable momentum and while one should expect some deceleration in economic growth, the extent of any slowdown is likely to be modest.

    With the overall price-to-earnings ratio for the market standing at an attractive 13.3 times prospective 1997 earnings and a dividend yield of 3.1%, the Fund remains fully invested. The manager continues to see the potential for upward movement by the U.S. dollar against the Irish pound, but following a sharp rise during the quarter, the level of hedging was reduced to approximately 15% from 35% of total assets.

Sincerely,

/s/ Peter Hooper
    Peter Hooper
    Chairman of the Board of Directors

                                                              March 10, 1997
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                          Investments (unaudited)
                          -----------------------

  January 31, 1997

                                               Shares           Value
--------------------------------------------------------------------------------
  IRISH COMMON STOCKS (95.3%)
--------------------------------------------------------------------------------
Abbey                                          745,000      U.S. $ 2,310,452
Adare Printing Group                           220,000             2,169,304
Allied Irish Banks                           1,917,688            13,206,020
Anglo Irish Bank Corporation                   905,720             1,152,365
Boxmore International                          393,000             1,937,583
Clondalkin Group                               348,850             2,912,756
Crean (James)                                  347,625               984,095
CRH                                          1,048,036            10,784,167
FBD Holdings                                   260,000               930,384
Fyffes                                       1,635,000             3,042,354
Green Property                                 900,000             3,578,398
Greencore                                      442,568             2,639,474
Hibernian Group                                750,000             3,304,054
Independent Newspapers                         309,999             1,676,275
Irish Life                                     500,000             2,147,039
I.W.P., International                          389,886             1,674,201
Jury's Hotel Group                             791,792             3,689,647
Kerry Group, Series A                          465,000             4,843,958
Smurfit (Jefferson) Group                    3,355,840             9,073,112
United Drug                                    437,500             2,330,929
Waterford Foods, Class A                     1,644,156             2,248,783
Waterford Wedgewood                          2,065,739             2,628,280

  TOTAL IRISH COMMON STOCKS
   (Cost U.S. $52,971,887)                                        79,263,630

--------------------------------------------------------------------------------
  UNITED KINGDOM COMMON STOCK (2.6%)
--------------------------------------------------------------------------------
Powerscreen International                      230,000             2,128,255

  TOTAL UNITED KINGDOM COMMON STOCK
   (Cost U.S. $1,403,303)                                          2,128,255

--------------------------------------------------------------------------------
  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
--------------------------------------------------------------------------------
   (Cost U.S. $54,375,190#)                                 U.S. $81,391,885

                       -----------------------------------

  January 31, 1997

                                                           Face Value                 Value
----------------------------------------------------------------------------------------------
  FOREIGN CURRENCY ON DEPOSIT (0.7%)
----------------------------------------------------------------------------------------------
(Interest Bearing)
British Pound Sterling                                    Pds  39,114      U.S. $    62,673
Irish Pound                                             IRPds 345,880               550,086
  TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost U.S. $642,385)

                                                                                    612,759

----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (98.6%)
----------------------------------------------------------------------------------------------
   (Cost U.S. $55,017,575)                                                       82,004,644

----------------------------------------------------------------------------------------------
  OTHER ASSETS AND LIABILITIES (1.4%)
----------------------------------------------------------------------------------------------
Net Unrealized Appreciation of Forward
 Foreign Currency Contracts                                                         962,870
Other Assets                                                                        410,485
Other Liabilities                                                                  (187,097)
                                                                                -----------
                                                                                  1,186,258

----------------------------------------------------------------------------------------------
  NET ASSETS (100.0%)
----------------------------------------------------------------------------------------------
Applicable to 5,009,000 outstanding U.S. $.01 par
 value shares (authorized 20,000,000 shares)                               U.S. $83,190,902

----------------------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------
(U.S. $83,190,902 / 5,009,000)                                             U.S. $     16.61
                                                                                      =====
----------------------------------------------------------------------------------------------
# Aggregate cost for Federal tax purposes.

                                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                   FORWARD FOREIGN CURRENCY CONTRACT TO BUY

                                          Contract to Receive
                   ------------------------------------------------------------------
  Expiration                    Local                  In Exchange        Value in            Unrealized
     Date                     Currency                  For U.S. $         U.S. $            Depreciation
  ----------       -------------------------------     -----------       ----------      --------------------
  02/28/1997        Irish Pound       10,000,000        16,398,000       15,900,703         U.S. $  (497,297)
                                                                                                 ===========
                                   FORWARD FOREIGN CURRENCY CONTRACT TO SELL

                                          Contract to Deliver
                   -------------------------------------------------------------------
  Expiration                    Local                  In Exchange        Value in            Unrealized
     Date                     Currency                  For U.S. $         U.S. $            Appreciation
  ----------       -------------------------------     -----------       ----------      --------------------
  02/28/1997        Irish Pound       16,606,079        27,865,000       26,404,833         U.S. $  1,460,167
                                                                                                 ============

                      THE IRISH INVESTMENT FUND, INC.

 ------------------------- DIRECTORS AND OFFICERS -------------------------

 Peter J. Hooper - Chairman of the Board
 William P. Clark - Director
 Gerald F. Colleary - Director
 Denis P. Kelleher - Director
 James M. Walton - Director
 Richard H. Rose - President and Treasurer
 Brigid O. Bieber - Secretary
 Elizabeth A. Russell - Assistant Secretary
 Susan G. Manter - Assistant Treasurer

 ---------------------- PRINCIPAL INVESTMENT ADVISOR ----------------------

 Bank of Ireland Asset Management (U.S.) Limited
 Two Greenwich Plaza
 Greenwich, Connecticut 06830

 ----------------------------- U.S. CO-ADVISOR ----------------------------

 Salomon Brothers Asset Management Inc
 Seven World Trade Center
 New York, New York 10048

 ------------------------------ ADMINISTRATOR -----------------------------

 First Data Investor Services Group, Inc.
 One Exchange Place
 Boston, Massachusetts 02109

 ------------------------------- CUSTODIANS -------------------------------

 Bank of Ireland
 Lower Baggot Street, Dublin 2, Ireland

 BankBoston
 150 Royall Street
 Canton, Massachusetts 02021

 ----------------------- SHAREHOLDER SERVICING AGENT ----------------------

 American Stock Transfer & Trust Company
 40 Wall Street
 New York, New York 10005

 ------------------------------ LEGAL COUNSEL -----------------------------

 Sullivan & Cromwell
 125 Broad Street
 New York, New York 10004

 ------------------------- INDEPENDENT ACCOUNTANTS ------------------------

 Price Waterhouse LLP
 160 Federal Street
 Boston, Massachusetts 02110

 ----------------------------- CORRESPONDENCE -----------------------------

 ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
   The Irish Investment Fund, Inc.
   c/o First Data Investor Services Group, Inc.
   One Exchange Place -- BOS665
   Boston, Massachusetts 02109
 TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
   1-800-GO-TO-IRL (1-800-468-6475)